UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

EasyLink Services International Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-34446	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2009, EasyLink Services International Corporation (the “Company”) filed a Certificate of Elimination with the Secretary of State of Delaware effecting the elimination of the Certificate of Designation of the Series D Convertible Redeemable Preferred Stock from the Company’s Certificate of Incorporation. As of December 3, 2009, no shares of Series D Convertible Redeemable Preferred Stock were outstanding. The Certificate of Elimination is attached to this report as Exhibit 3(i).1 and is incorporated by reference herein. The Certificate of Incorporation, as amended, is attached to this report as Exhibit 3(i).2 through 3(i).9 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

3(i).1	Certificate of Elimination of Series D Preferred Stock of EasyLink Services International Corporation, dated December 3, 2009, as filed with the Secretary of State of Delaware on December 3, 2009.

3(i).2
Amended and Restated Certificate of Incorporation of Infosafe Systems, Inc., dated August 27, 1997, as filed with the Secretary of State of Delaware on August 27, 1997 (Incorporated by reference to Exhibit 3(i).1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).3
Certificate of Merger of Internet Commerce Corporation into Infosafe Systems, Inc., dated September 23, 1998, as filed with the Secretary of State of Delaware on September 23, 1998 (Incorporated by reference to Exhibit 3(i).2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).4
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Infosafe Systems, Inc., dated September 23, 1998, as filed with the Secretary of State of Delaware on September 23, 1998 (Incorporated by reference to Exhibit 3(i).3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).5
Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series C Convertible Redeemable Preferred Stock of Internet Commerce Corporation, dated January 5, 2000, as filed with the Secretary of State of Delaware on January 6, 2000 (Incorporated by reference to Exhibit 3(i).4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).6
Certificate of Ownership and Merger of Internet Commerce Corporation and Enable Corp., dated August 20, 2007, as filed with the Secretary of State of Delaware on August 20, 2007 (Incorporated by reference to Exhibit 3(i).5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

2

3(i).7
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of EasyLink Services International Corporation, dated August 20, 2007, as filed with the Secretary of State of Delaware on August 22, 2007 (Incorporated by reference to Exhibit 3(i).6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).8
Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series E Redeemable Preferred Stock of EasyLink Services International Corporation, dated May 18, 2009, as filed with the Secretary of State of Delaware on May 18, 2009 (Incorporated by reference to Exhibit 3(i).7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).9
Certificate of the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series F Junior Participating Preferred Stock of EasyLink Services International Corporation, dated August 31, 2009, as filed with the Secretary of State of Delaware on August 31, 2009 (Incorporated by reference to Exhibit 3(i).8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: December 9, 2009

EXHIBIT INDEX

Exhibit Number	Description
3(i).1	Certificate of Elimination of Series D Preferred Stock of EasyLink Services International Corporation, dated December 3, 2009, as filed with the Secretary of State of Delaware on December 3, 2009.

3(i).2	Amended and Restated Certificate of Incorporation of Infosafe Systems, Inc., dated August 27, 1997, as filed with the Secretary of State of Delaware on August 27, 1997 (Incorporated by reference to Exhibit 3(i).1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).3	Certificate of Merger of Internet Commerce Corporation into Infosafe Systems, Inc., dated September 23, 1998, as filed with the Secretary of State of Delaware on September 23, 1998 (Incorporated by reference to Exhibit 3(i).2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).4	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Infosafe Systems, Inc., dated September 23, 1998, as filed with the Secretary of State of Delaware on September 23, 1998 (Incorporated by reference to Exhibit 3(i).3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).5	Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series C Convertible Redeemable Preferred Stock of Internet Commerce Corporation, dated January 5, 2000, as filed with the Secretary of State of Delaware on January 6, 2000 (Incorporated by reference to Exhibit 3(i).4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).6	Certificate of Ownership and Merger of Internet Commerce Corporation and Enable Corp., dated August 20, 2007, as filed with the Secretary of State of Delaware on August 20, 2007 (Incorporated by reference to Exhibit 3(i).5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).7	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of EasyLink Services International Corporation, dated August 20, 2007, as filed with the Secretary of State of Delaware on August 22, 2007 (Incorporated by reference to Exhibit 3(i).6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).8	Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series E Redeemable Preferred Stock of EasyLink Services International Corporation, dated May 18, 2009, as filed with the Secretary of State of Delaware on May 18, 2009 (Incorporated by reference to Exhibit 3(i).7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3(i).9	Certificate of the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series F Junior Participating Preferred Stock of EasyLink Services International Corporation, dated August 31, 2009, as filed with the Secretary of State of Delaware on August 31, 2009 (Incorporated by reference to Exhibit 3(i).8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).